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                                                                   EXHIBIT 10.8

                                 FIRST AMENDMENT

                                       TO

                            STOCK PURCHASE AGREEMENT

            THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT, made as of this June 23, 2005 (this "AMENDMENT"), is made by and among Bridgetech Holdings International, Inc., a Delaware corporation ("PURCHASER"), and Retail Pilot, Inc., a California corporation (the "COMPANY").

            WHEREAS, Purchaser and the Company are parties to that certain Stock Purchase Agreement, effective as of March 2005 (the "STOCK PURCHASE AGREEMENT");

            WHEREAS, the parties hereto desire to amend the Stock Purchase Agreement;

            NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Amendment, the parties hereto agree as follows:

            1. Defined Terms; Definitions. Capitalized terms that are used but not defined in this Amendment shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

            2. Effective Time of Amendment. This Amendment and the terms and provisions hereof shall be effective as of the effective date of the Stock Purchase Agreement.

            3. Amendment to Section 1. Section 1 of the Stock Purchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following Section 1:

                  "1. Share Issuance; Consideration. The Company agrees to issue to Purchaser 800,000 shares of the Company's common stock, par value $1.00 per share (the "Stock"), and Michael D. Chermak ("Chermak") agrees to transfer to Purchaser 200,000 shares of Stock ("Chermak Shares"). Purchaser agrees to: (i) invest $565,000 in the Company and (ii) issue 585,406 shares of Purchaser's common stock (the "Purchaser Stock") to Chermak."

            4. Chermak Representations and Warranties. Chermak hereby represents and warrants to Purchaser as follows:

                  (a) Chermak is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                  (b) This Agreement is made with Chermak in reliance upon Chermak's representation to Purchaser, which by Chermak's execution of this Agreement, Chermak hereby confirms, that the Purchaser Shares to be acquired by Chermak will be acquired for investment for Chermak's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof.

                  (c) Chermak understands that the Purchaser Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Chermak's representations as expressed herein. Chermak

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understands that the Purchaser Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Chermak must hold the Purchaser Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Chermak acknowledges that Purchaser has no obligation to register or qualify the Purchaser Shares for resale. Chermak further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Purchaser Shares, and on requirements relating to Purchaser which are outside of Chermak's control, and which Purchaser is under no obligation and may not be able to satisfy.

                  (d) Chermak understands that the Purchaser Shares and any securities issued in respect of or exchange for the Purchaser Shares, may bear one or all of the following legends:

                        (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO PURCHASER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                        (ii) Any legend required by the securities laws of any state to the extent such laws are applicable to the Purchaser Shares represented by the certificate so legended.

            5. Amendment to Section 4(b). Section 4(b) of the Stock Purchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following Section 4(b): "(b) Delivery by Purchaser of the consideration set forth in Section 1;".

            6. Amendment to Section 5(f). Section 5(f) of the Stock Purchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following Section 5(f):

            "(f) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval that shall not have been obtained."

            7. Amendment to Section 6(f). Section 6(f) of the Stock Purchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following Section 6(f):

            "(f) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval that shall not have been obtained."

            8. Termination of Shareholders' Agreement. That certain Retail Pilot, Inc. Stockholders' Agreement, dated March 16, 2005 by and among the Company, the Shareholders of the Company and Purchaser is hereby terminated.

            9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors and permitted assigns. The Stock Purchase Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment in accordance with Section 2 hereof.

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            10. Restatement of Stock Purchase Agreement. The terms and provisions of this Amendment may be incorporated into an amended and restated version of the Stock Purchase Agreement that restates, but does not further amend, the Stock Purchase Agreement as amended by this Amendment.

            11. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts taken together shall constitute one and the same Amendment. A facsimile copy of a party's signature to this Amendment shall be deemed to be an original.

            12. Governing Law. This Amendment shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of California.

                         (Signatures on following page.)

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            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

                                BRIDGETECH HOLDINGS INTERNATIONAL, INC.

                                By: /s/ Thomas C. Kuhn III
                                    ------------------------------------------
                                    Name:  Thomas C. Kuhn III
                                    Title: Executive Vice President and Chief
                                           Financial Officer

                                RETAIL PILOT, INC.

                                By: /s/ Michael D. Chermak
                                    ------------------------------------------
                                    Name:  Michael D. Chermak
                                    Title: President/CEO

                                CHERMAK

                                /s/ Michael D. Chermak
                                ----------------------------------------------
                                Michael D. Chermak

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